Exhibit 23





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



We consent to the incorporation by reference in Registration Statement No. 333-73148 of the Starcraft Corporation on Form S-8 of our report dated June 21, 2002 incorporated on Form 11-K of the Starcraft Corporation 401(k) Plan for the year ended December 31, 2001.





                                             /s/ Crowe, Chizek and Company LLP

South Bend, Indiana
June 25, 2002